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Archrock Partners Reports Fourth-Quarter and Full-Year 2015 Results

•	Full-year 2015 EBITDA, as further adjusted, of $315.5 million, up from $280.2 million in full year 2014

•	Distributable Cash Flow coverage of 1.17x for fourth quarter 2015

HOUSTON, Feb. 25, 2016 - Archrock Partners, L.P. (NASDAQ: APLP) today reported EBITDA, as further adjusted (as defined below), of $75.3 million for the fourth quarter 2015, compared to $78.2 million for the third quarter 2015 and $80.5 million for the fourth quarter 2014. Distributable cash flow (as defined below) was $46.3 million for the fourth quarter 2015, compared to $45.2 million for the third quarter 2015 and $53.4 million for the fourth quarter 2014.
Revenue was $161.4 million for the fourth quarter 2015, compared to $163.3 million for the third quarter 2015 and $161.1 million for the fourth quarter 2014.
Net income, excluding certain items, for the fourth quarter 2015 was $16.3 million, or $0.19 per diluted limited partner unit, compared to net income, excluding certain items, of $18.7 million, or $0.23 per diluted limited partner unit, for the third quarter 2015, and $23.8 million, or $0.36 per diluted limited partner unit, for the fourth quarter 2014. In the fourth quarter 2015, excluded items include a non-cash goodwill impairment of $127.8 million and a non-cash long-lived asset impairment of $26.5 million.
EBITDA, as further adjusted, was $315.5 million for 2015, compared to $280.2 million for 2014. Distributable cash flow totaled $190.7 million in 2015, compared to $177.6 million in 2014.
Revenue was $656.8 million for 2015, compared to $581.0 million for 2014. Net income. excluding certain items. for 2015 was $83.0 million, or $1.09 per diluted limited partner unit. Net income. excluding certain items. for 2014 was $77.7 million, or $1.18 per diluted limited partner unit. In 2015, excluded items include a non-cash goodwill impairment of $127.8 million, a non-cash long-lived asset impairments of $39.0 million, and expensed acquisition cost of $0.3 million.
“In the fourth quarter, Archrock Partners performed well and continued to demonstrate the relative stability of our production-related services business despite the difficult market environment,” said Brad Childers, Chairman, President and Chief Executive Officer of Archrock Partners’ managing general partner. “Going forward, we are highly focused on cost management and working with our customers to maintain operating horsepower through this challenging period.”
For the fourth quarter 2015, Archrock Partners’ quarterly cash distribution was $0.5725 per limited partner unit, or $2.29 per limited partner unit on an annualized basis. The fourth-quarter 2015 distribution was unchanged from the third-quarter 2015 distribution and $0.015 higher than the fourth-quarter 2014 distribution of $0.5575 per limited partner unit.
Conference Call Details
Archrock, Inc. and Archrock Partners, L.P. will host a joint conference call on Thursday, Feb. 25, 2016, to discuss their fourth-quarter 2015 financial results. The call will begin at 11:00 a.m. Eastern Time.

To listen to the call via a live webcast, please visit Archrock’s website at www.archrock.com. The call will also be available by dialing 1-800-446-1671 in the United States and Canada or +1-847-413-3362 for international calls. Please call approximately 15 minutes prior to the scheduled start time and reference Archrock conference call number 41861269.
A replay of the conference call will be available on Archrock’s website for approximately seven days. Also, a replay may be accessed by dialing 1-888-843-7419 in the United States and Canada, or +1-630-652-3042for international calls. The access code is 41861269#.
EBITDA, as further adjusted, a non-GAAP measure, is defined as net income (loss) (a) excluding income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, restructuring charges, expensed acquisition costs, other items and non-cash selling, general and administrative (“SG&A”) costs (b) plus the amounts reimbursed to us by Archrock, Inc. as a result of caps on cost of sales and SG&A costs provided in the omnibus agreement to which Archrock, Inc. and Archrock Partners are parties (the “Omnibus Agreement”), which amounts are treated as capital contributions from Archrock, Inc. for accounting purposes.

EBITDA, as further adjusted (without the benefit of the cost caps), a non-GAAP measure, is defined as EBITDA, as further adjusted, less the amounts reimbursed to us by Archrock, Inc. as a result of caps on cost of sales and SG&A costs provided in the Omnibus Agreement.

Distributable cash flow, a non-GAAP measure, is defined as net income (loss) (a) plus depreciation and amortization expense, impairment charges, restructuring charges, expensed acquisition costs, non-cash SG&A costs, interest expense and any amounts reimbursed to us by Archrock, Inc. as a result of the caps on cost of sales and SG&A costs provided in the Omnibus Agreement, which amounts are treated as capital contributions from Archrock, Inc. for accounting purposes, (b) less cash interest expense (excluding amortization of deferred financing fees, amortization of debt discount and non-cash transactions related to interest rate swaps) and maintenance capital expenditures, and (c) excluding gains or losses on asset sales and other items.
Distributable cash flow (without the benefit of cost caps), a non-GAAP measure, is defined as distributable cash flow less the amounts reimbursed to us by Archrock, Inc. as a result of caps on cost of sales and SG&A costs provided in the Omnibus Agreement.

Gross margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense). Gross margin percentage is defined as gross margin divided by revenue.

About Archrock Partners
Archrock Partners, L.P., a master limited partnership, is the leading provider of natural gas contract compression services to customers throughout the United States. Archrock, Inc. (NYSE: AROC) owns an equity interest in Archrock Partners, including all of the general partner interest. For more information, visit www.archrock.com.
Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Archrock Partners’ control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: Archrock Partners’ financial and operational strategies and ability to successfully effect those strategies;

Archrock Partners’ expectations regarding future economic and market conditions; Archrock Partners’ financial and operational outlook and ability to fulfill that outlook; and demand for Archrock Partners’ services; and Archrock Partners' cost reduction plans.

While Archrock Partners believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: local, regional and national economic conditions and the impact they may have on Archrock Partners and its customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; changes in safety, health, environmental and other regulations; the financial condition of Archrock Partners' customers; the failure of any customer to perform its contractual obligations; and the performance of Archrock, Inc.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Archrock Partners’ (formerly Exterran Partners, L.P.) Annual Report on Form 10-K for the year ended December 31, 2014, and those set forth from time to time in Archrock Partners’ filings with the Securities and Exchange Commission, which are available at www.archrock.com. Except as required by law, Archrock Partners expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.
SOURCE: Archrock Partners, L.P.

ARCHROCK PARTNERS, L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per unit amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014

Revenue	$161,419	$163,293	$161,133	$656,808	$581,036

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	63,505	63,877	63,148	258,492	238,038
Depreciation and amortization	39,932	40,262	34,969	155,786	128,196
Long-lived asset impairment	26,514	7,163	4,775	38,987	12,810
Restructuring charges	—	—	—	—	702
Goodwill impairment	127,757	—	—	127,757	—
Selling, general and administrative	22,967	20,729	21,364	85,586	80,521
Interest expense	18,619	19,048	17,225	74,581	57,811
Other (income) expense, net	(273)	585	(162)	(1,391)	(74)
Total costs and expenses	299,021	151,664	141,319	739,798	518,004
Income (loss) before income taxes	(137,602)	11,629	19,814	(82,990)	63,032
Provision for income taxes	333	131	889	1,035	1,313
Net income (loss)	$(137,935)	$11,498	$18,925	$(84,025)	$61,719

General partner interest in net income (loss)	$1,924	$4,887	$3,915	$15,832	$13,240

Limited partner interest in net income (loss)	$(139,859)	$6,611	$15,010	$(99,857)	$48,479

Weighted average common units outstanding used in income (loss) per limited partner unit (1):
Basic	59,718	59,716	55,661	58,539	54,107

Diluted	59,718	59,716	55,664	58,539	54,109

Income (loss) per limited partner unit (1):
Basic	$(2.34)	$0.11	$0.27	$1.71	$0.89

Diluted	$(2.34)	$0.11	$0.27	$1.71	$0.89

(1) Basic and diluted income per limited partner unit is computed using the two-class method. Under the two-class method, basic and diluted income per limited partner unit is determined by dividing income allocated to the limited partner units after deducting the amounts allocated to our general partner (including distributions to our general partner on its incentive distribution rights) and participating securities (phantom units with nonforfeitable tandem distribution equivalent rights to receive cash distributions), by the weighted average number of outstanding limited partner units excluding the weighted average number of outstanding participating securities during the period.

ARCHROCK PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per unit amounts, percentages and ratios)

	Three Months Ended						Years Ended
	December 31,		September 30,		December 31,		December 31,		December 31,
	2015		2015		2014		2015		2014

Revenue	$161,419		$163,293		$161,133		$656,808		$581,036

Gross margin (1)	$97,914		$99,416		$97,985		$398,316		$342,998
Gross margin percentage	61%		61%		61%		61%		59%

EBITDA, as further adjusted (1)	$75,342		$78,200		$80,508		$315,482		$280,248
% of revenue	47%		48%		50%		48%		48%

EBITDA, as further adjusted (1)	$75,342		$78,200		$80,508		$315,482		$280,248
Less: Cap on operating and selling, general and administrative costs provided by Archrock, Inc. ("AROC")	—		—		(3,610)		—		(13,850)
EBITDA, as further adjusted (without the benefit of the cost caps) (2)	$75,342		$78,200		$76,898		$315,482		$266,398
% of revenue	47%		48%		48%		48%		46%

Capital expenditures	$35,888		$54,396		$94,566		$229,202		$303,952
Less: Proceeds from sale of property, plant and equipment	(1,711)		(734)		(440)		(13,593)		(6,331)
Net capital expenditures	$34,177		$53,662		$94,126		$215,609		$297,621

Distributable cash flow (3)	$46,253		$45,164		$53,410		$190,690		$177,628
Less: Cap on operating and selling, general and administrative costs provided by AROC	—		—		(3,610)		—		(13,850)
Distributable cash flow (without the benefit of the cost caps) (2)	$46,253		$45,164		$49,800		$190,690		$163,778

Distributions declared for the period per limited partner unit	$0.5725		$0.5725		$0.5575		$2.2750		$2.1900
Distributions declared to all unitholders for the period, including incentive distribution rights	$39,680		$39,682		$35,323		$154,349		$136,829
Distributable cash flow coverage (4)	1.17	x	1.14	x	1.51	x	1.24	x	1.30	x
Distributable cash flow coverage (without the benefit of the cost caps) (5)	1.17	x	1.14	x	1.41	x	1.24	x	1.20	x

	December 31,		September 30,		December 31,		December 31,		December 31,
	2015		2015		2014		2015		2014

Debt	$1,421,965		$1,395,166		$1,300,295		$1,421,965		$1,300,295
Total partners' capital	547,996		720,324		683,341		547,996		683,341

(1) Management believes EBITDA, as further adjusted, and gross margin provide useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone. Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as further adjusted, as a valuation measure.

(2) Provisions in the Omnibus Agreement that provided caps on our obligation to reimburse AROC for operating and SG&A expenses terminated on January 1, 2015. The benefits received by us from the caps on operating and SG&A costs provided by AROC were $3.6 million and $13.9 million during the three months ended December 31, 2014 and the year ended December 31, 2014, respectively. Excluding the benefit of the cost caps from our previously defined non-GAAP measures of EBITDA, as further adjusted, and distributable cash flow provides external users of our consolidated financial statements comparable measures to assess operating performance in the current year period with operating performance in the prior year periods.

(3) Management uses distributable cash flow, a non-GAAP measure, as a supplemental performance and liquidity measure. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

(4) Defined as distributable cash flow for the period divided by distributions declared to all unitholders for the period, including incentive distribution rights.
(5) Defined as distributable cash flow excluding the benefit of the cost caps for the period divided by distributions declared to all unitholders for the period, including incentive distribution rights.

ARCHROCK PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per unit amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014

Reconciliation of GAAP to Non-GAAP Financial Information:

Net income (loss)	$(137,935)	$11,498	$18,925	$(84,025)	$61,719
Depreciation and amortization	39,932	40,262	34,969	155,786	128,196
Long-lived asset impairment	26,514	7,163	4,775	38,987	12,810
Restructuring charges	—	—	—	—	702
Goodwill impairment	127,757	—	—	127,757	—
Selling, general and administrative	22,967	20,729	21,364	85,586	80,521
Interest expense	18,619	19,048	17,225	74,581	57,811
Other (income) expense, net	(273)	585	(162)	(1,391)	(74)
Provision for income taxes	333	131	889	1,035	1,313
Gross margin (1)	97,914	99,416	97,985	398,316	342,998
Cap on operating costs provided by Archrock, Inc. ("AROC")	—	—	—	—	2,536
Cap on selling, general and administrative costs provided by AROC	—	—	3,610	—	11,314
Expensed acquisition costs (in Other (income) expense, net)	—	—	61	302	2,471
Non-cash selling, general and administrative costs	122	98	54	1,059	1,376
Less: Selling, general and administrative	(22,967)	(20,729)	(21,364)	(85,586)	(80,521)
Less: Other income (expense), net	273	(585)	162	1,391	74
EBITDA, as further adjusted (1)	75,342	78,200	80,508	315,482	280,248
Less: Provision for income taxes	(333)	(131)	(889)	(1,035)	(1,313)
Less: Gain on sale of property, plant and equipment (in Other (income) expense, net)	(251)	566	(209)	(1,747)	(2,466)
Less: Cash interest expense	(17,740)	(17,780)	(16,162)	(70,181)	(53,525)
Less: Maintenance capital expenditures	(10,765)	(15,691)	(9,838)	(51,829)	(45,316)
Distributable cash flow (2)	$46,253	$45,164	$53,410	$190,690	$177,628

Cash flows from operating activities	$42,884	$78,187	$48,599	$241,166	$185,764
Provision for doubtful accounts	(1,065)	(721)	(480)	(2,255)	(1,060)
Cap on operating costs provided by AROC	—	—	—	—	2,536
Cap on selling, general and administrative costs provided by AROC	—	—	3,610	—	11,314
Expensed acquisition costs	—	—	61	302	2,471
Restructuring charges	—	—	—	—	702
Payments for settlement of interest rate swaps that include financing elements	(913)	(938)	(949)	(3,728)	(3,793)
Maintenance capital expenditures	(10,765)	(15,691)	(9,838)	(51,829)	(45,316)
Change in assets and liabilities	16,112	(15,673)	12,407	7,034	25,010
Distributable cash flow (2)	$46,253	$45,164	$53,410	$190,690	$177,628

Net income (loss)	$(137,935)	$11,498	$18,925	$(84,025)	$61,719
Items:
Long-lived asset impairment	26,514	7,163	4,775	38,987	12,810
Restructuring charges	—	—	—	—	702
Goodwill impairment	127,757	—	—	127,757	—
Expensed acquisition costs	—	—	61	302	2,471
Net income, excluding items	$16,336	$18,661	$23,761	$83,021	$77,702

Diluted earnings per limited partner unit	$(2.34)	$0.11	$0.27	$1.71	$0.89
Adjustment for items per limited partner unit	2.53	0.12	0.09	(0.62)	0.29
Diluted earnings per limited partner unit, excluding items (1)	$0.19	$0.23	$0.36	$1.09	$1.18

(1) Management believes EBITDA, as further adjusted, diluted income per limited partner unit, excluding items, and gross margin provide useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone. Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as further adjusted, as a valuation measure.

(2) Management uses distributable cash flow, a non-GAAP measure, as a supplemental performance and liquidity measure. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

ARCHROCK PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014

Total available horsepower (at period end) (1)	3,320	3,383	3,139	3,320	3,139

Total operating horsepower (at period end) (1)	3,030	3,107	3,040	3,030	3,040

Average operating horsepower	3,065	3,119	2,985	3,087	2,710

Horsepower Utilization:
Spot (at period end)	91%	92%	97%	91%	97%
Average	91%	93%	96%	93%	95%

Total available contract operations horsepower of Archrock, Inc. and Archrock Partners (at period end)	4,011	4,267	4,209	4,011	4,209

Total operating contract operations horsepower of Archrock, Inc. and Archrock Partners (at period end)	3,493	3,580	3,700	3,493	3,700

(1) Includes compressor units leased from Archrock, Inc. with an aggregate horsepower of approximately 17,000, 1,000 and 79,000 at December 31, 2015, September 30, 2015, and December 31, 2014, respectively. Excludes compressor units leased to Archrock with an aggregate horsepower of approximately 12,000, 1,000, 100 at December 31, 2015, September 30, 2015, and December 31, 2014, respectively.